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Exhibit 99.3

UNITED STATES DISTRICT COURT
DISTRICT OF COLORADO

Civil Action No.

Securities and Exchange Commission,

      Plaintiff,

v.

Qwest Communications International Inc.

      Defendant.

Final Judgment as to Defendant Qwest Communications International Inc.

        The Securities and Exchange Commission ("Commission") having filed a Complaint and Defendant Qwest Communications International Inc. ("Defendant") having entered a general appearance; consented to the Court's jurisdiction over Defendant and the subject matter of this action; consented to entry of this Final Judgment without admitting or denying the allegations of the Complaint (except as to jurisdiction); waived findings of fact and conclusions of law; and waived any right to appeal from this Final Judgment:

I.

        It Is Hereby Ordered, Adjudged, and Decreed that Defendant and Defendant's agents, servants, employees, attorneys, and all persons in active concert and participation with them who receive actual notice of this Final Judgment by personal service or otherwise are permanently restrained and enjoined from violating, directly or indirectly, Section 10(b) of the Securities Exchange Act of 1934 (the "Exchange Act") [15 U.S.C. §78j(b)] and Rule l0b-5 promulgated thereunder [17 C.F.R. §240.10b-5], by using any means or instrumentality of interstate commerce, or of the mails, or of any facility of any national securities exchange, in connection with the purchase or sale of any security:

  (a)
  to employ any device, scheme, or artifice to defraud;

  (b)
  to make any untrue statement of a material fact or to omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading; or

  (c)
  to engage in any act, practice, or course of business which operates or would operate as a fraud or deceit upon any person.

II.

        It Is Further Ordered, Adjudged, and Decreed that Defendant and Defendant's agents, servants, employees, attorneys, and all persons in active concert and participation with them who receive actual notice of this Final Judgment by personal service or otherwise are permanently restrained and enjoined from violating Section 17(a) of the Securities Act of 1933 (the "Securities Act") [15 U.S.C. §77q(a)] in the offer or sale of any security by the use of any means or instruments of transportation or communication in interstate commerce or by use of the mails, directly or indirectly:

  (a)
  to employ any device, scheme or artifice to defraud;

  (b)
  to obtain money or property by means of any untrue statement of a material fact or any omission to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading; or

  (c)
  to engage in any transaction, practice or course of business which operates or would operate as a fraud or deceit upon the purchaser.

III.

        It Is Further Ordered, Adjudged, and Decreed that Defendant and Defendant's agents, servants, employees, attorneys, and all persons in active concert or participation with them who receive actual notice of this Final Judgment by personal service or otherwise are permanently restrained and enjoined from violating, directly or indirectly, Section 13(a) of the Exchange Act [15 U.S.C. §78m(a)] and Rules 12b-20, 13a-1, 13a-11, and 13a-13 thereunder [17 C.F.R. §§240. 12b-20, 240.13a-1, 240.13a-11, and 240.13a-13] by:

  (a)
  failing to file with the Commission any report or statement required to be filed with the Commission pursuant to Section 13(a) of the Exchange Act [15 U.S.C. §78m(a)] and the rules and regulations promulgated thereunder, or such information and documents required by the Commission to keep reasonably current the information and documents required to be included in or filed with an application or registration statement filed pursuant to Section 12 of the Exchange Act; or

  (b)
  failing, in addition to the information expressly required to be included in a statement or report, to add such further material information as is necessary to make the required statements, in the light of the circumstances under which they were made not misleading.

IV.

        It is Further Ordered, Adjudged, and Decreed that Defendant and Defendant's agents, servants, employees, attorneys, and all persons in active concert or participation with them who receive actual notice of this Final Judgment by personal service or otherwise are permanently restrained and enjoined from violating, directly or indirectly, Section 13(b)(2) of the Exchange Act and Rule 13b2-1 thereunder [15 U.S.C. § 78m(b)(2)) and 17 C.F.R. § 240.13b2-1] by:

  (a)
  failing to make and keep books, records, and accounts which in reasonable detail, accurately and fairly reflect the transactions and dispositions of its assets;

  (b)
  failing to devise and maintain a system of internal accounting controls sufficient to provide reasonable assurances that: transactions are executed in accordance with management's general or specific authorization; transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles or any other criteria applicable to such statements, and to maintain accountability for assets; access to assets is permitted only in accordance with management's general or specific authorization; and the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; or

  (c)
  falsifying or causing to be falsified any book, record or account subject to Section 13(b)(2)(A) of the Exchange Act.

V.

        It Is Further Ordered, Adjudged and Decreed that Defendant and Defendant's agents, servants, employees, attorneys and all persons in active concert or participation with them who receive actual notice of this Final Judgment by personal service or otherwise are permanently restrained and enjoined from violating, directly or indirectly, Section 14(a) of the Exchange Act [15 U.S.C. §78n(a)] and Rules 14a-3 and 14a-9 promulgated thereunder [17 C.F.R. §§240.l4a-3 and 14a-9] by soliciting proxies without furnishing each person solicited a proxy statement containing the information specified by the proxy rules or a proxy statement included in a registration statement filed under the Securities Act on Form S-4, Form N-4, or Form N-14 containing the information specified on such Form, and using proxy statements containing statements which, at the time and in light of the circumstances under which they are made, are false or misleading with respect to any material fact, or omit to state material facts necessary to make the statements therein not false or misleading or necessary to correct any statement in any earlier communication with respect to the solicitation of a proxy for the same meeting or subject matter which has become false or misleading.

VI.

        It Is Further Ordered, Adjudged and Decreed that Defendant and Defendant's agents, servants, employees, attorneys, and all persons in active concert or participation with them who receive actual notice of this Final Judgment by personal service or otherwise are permanently restrained and enjoined from violating Section 5 of the Securities Act [15 U.S.C. § 77e] by, directly or indirectly, in the absence of any applicable exemption:

  (1)
  Unless a registration statement is in effect as to a security, making use of any means or instruments of transportation or communication in interstate commerce or of the mails to sell such security through the use or medium of any prospectus or otherwise;

  (2)
  Unless a registration statement is in effect as to a security, carrying or causing to be carried through the mails or in interstate commerce, by any means or instruments of transportation, any such security for the purpose of sale or for delivery after sale; or

  (3)
  Making use of any means or instruments of transportation or communication in interstate commerce or of the mails to offer to sell or offer to buy through the use or medium of any prospectus or otherwise any security, unless a registration statement has been filed with the Commission as to such security, or while the registration statement is the subject of a refusal order or stop order or (prior to the effective date of the registration statement) any public proceeding or examination under Section 8 of the Securities Act [15 U.S.C. § 77h].

VII.

        It Is Further Ordered, Adjudged, and Decreed that Defendant is liable for disgorgement of $1, based on profits gained or losses avoided as a result of the conduct alleged in the Complaint, and a civil penalty in the amount of $250,000,000 pursuant to Section 20(d)(l) of the Securities Act [15 U.S.C. §77t(d)(l)] and Section 21(d)(3)(B)(iii) of the Exchange Act [15 U.S.C. §78u(d)(3)(B)(iii)]. Based on Defendant's financial condition as disclosed in its financial statements filed with the Commission and other information provided to the Commission, the Court is not ordering Defendant to pay a civil penalty greater than $250,000,000. Defendant shall satisfy these obligations by paying $125,000,001 within twenty (20) business days of the entry of the Final Judgment and $125,000,000 by December 31, 2005. Defendant shall make each payment to the Clerk of this Court, together with a cover letter identifying Qwest as a defendant in this action; setting forth the title and civil action number of this action and the name of this Court; and specifying that payment is made pursuant to this Final Judgment. Defendant shall simultaneously transmit photocopies of each such payment and letter to the Commission's counsel in this action. By making these payments, Defendant relinquishes all legal and equitable right, title, and interest in such funds and no part of the funds shall be returned to Defendant.

        The Clerk shall deposit the funds into the interest bearing account with the Court Registry Investment System ("CRIS") previously established for the action entitled Securities and Exchange

Commission v. Augustine Cruciotti, Civil Action No. 04-D-1267 (MJW) (D. Colo.). These funds, together with any interest and income earned thereon (collectively, the "Fund"), shall be held by the CRIS until further order of the Court. In accordance with 28 U.S.C. § 1914 and the guidelines set by the Director of the Administrative Office of the United States Courts, the Clerk is directed, without further order of this Court, to deduct from the income earned on the money in the Fund a fee equal to two percent of the income earned on the Fund. Such fee shall not exceed that authorized by the Judicial Conference of the United States.

        The Commission may by motion propose a plan to distribute the Fund subject to the Court's approval. Such a plan may provide that the Fund shall be distributed pursuant to the Fair Fund provisions of Section 308(a) of the Sarbanes-Oxley Act of 2002. Defendant shall pay the additional costs, if any, incurred under the plan resulting from Defendant's second penalty payment and there will be no deduction from the Fund for those additional costs. Regardless of whether any such Fair Fund distribution is made, amounts ordered to be paid as civil penalties pursuant to this Judgment shall be treated as penalties paid to the government for all purposes, including all tax purposes. To preserve the deterrent effect of the civil penalty, Defendant shall not, after offset or reduction in any Related Investor Action based on Defendant's payment of a disgorgement in this action, further benefit by offset or reduction of any part of Defendant's payment of a civil penalty in this action ("Penalty Offset"). If the court in any Related Investor Action grants such a Penalty Offset, Defendant shall, within 30 days after entry of a final order granting the Penalty Offset, notify the Commission's counsel in this action and pay the amount of the Penalty Offset to the United States Treasury or to a Fair Fund, as the Commission directs. Such a payment shall not be deemed an additional civil penalty and shall not be deemed to change the amount of the civil penalty imposed in this Judgment. Moreover, in the event the Fund is distributed through a Related Investor Action, no Fund payments shall be distributed as payment for attorneys' fees or expenses incurred in a Related Investor Action, nor shall any Fund payments be considered in calculating the attorneys' fees or expenses counsel would be entitled to collect in a Related Investor Action. For purposes of this paragraph, a "Related Investor Action" means a private damages action brought against Defendant by or on behalf of one or more investors based on substantially the same facts as alleged in the Complaint in this action.

VIII.

        It Is Further Ordered, Adjudged, and Decreed that the Consent is incorporated herein with the same force and effect as if fully set forth herein, and that Defendant shall comply with all of the undertakings and agreements set forth therein.

IX.

        It Is Further Ordered, Adjudged, and Decreed that this Court shall retain jurisdiction of this matter for the purposes of enforcing the terms of this Final Judgment.

        SO ORDERED, this    day of                        , 2004.

UNITED STATES DISTRICT JUDGE

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  Exhibit 99.3